UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 25, 2008

______________________________

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

                                   Delaware                  001-33541                 20-8356960
                               (State or other jurisdiction             (Commission                Employer
                                 of incorporation)                File Number)             Identification No.)

c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York  10022
(Address of principal executive offices)

212-710-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On January 25, 2008, Aldabra 2 Acquisition Corp. (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm, became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that, as a result thereof, GGK has resigned as independent registered public accounting firm for the Company.  McGladrey & Pullen, LLP was engaged as the Company’s new independent registered public accounting firm on January 25, 2008.

The audit reports of GGK on the financial statements of the Company at June 22, 2007 and from the period February 1, 2007 (inception) to June 22, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the Company’s board of directors.

During the Company’s recent fiscal year from February 1, 2007 (inception) through the date of this Current Report, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the period from February 1, 2007 (inception) through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GGK a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and has requested that GGK furnish it with a letter addressed to the SEC stating whether or not GGK agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 25, 2008 furnished by GGK in response to that request is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

99.1
Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission, dated January 25, 2008, indicating their agreement with the statements contained in the Form 8-K filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ALDABRA 2 ACQUISITION CORP.

                By: /s/ Jason Weiss
                       Name: Jason Weiss
           Title:   Chief Executive Officer

Date:  January 25, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1
Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission, dated January 25, 2008, indicating their agreement with the statements contained in the Form 8-K filing.